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                                                                   EXHIBIT 10.1


                          DAL-TILE INTERNATIONAL INC.

                           1996 AMENDED AND RESTATED
                               STOCK OPTION PLAN


                                   ARTICLE 1

                                    GENERAL

          1.1  Purpose.  The purpose of this Dal-Tile International Inc. 1996
               -------
Amended and Restated Stock Option Plan (the "Plan") is to provide for certain key employees of Dal-Tile International Inc. ("Dal-Tile"), a Delaware corporation, its successors and assigns and its subsidiaries and affiliates (collectively, the "Company"), an incentive (i) to join and remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire a proprietary interest in the success of the Company. The grant and exercise of Options under the Plan is intended to meet the requirements of Rule 16b-3 of the 1934 Act (as hereinafter defined) at all times during which the Company and its Insiders (as hereinafter defined) are subject to the requirements of Section 16 of the 1934 Act.

          1.2  Definition of Certain Terms.
               ---------------------------
               (a) "Agreement" means an agreement issued pursuant to Section
Section 2.1.

               (b) "Board" means the Board of Directors of Dal-Tile.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 1.3.

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          (e) "Common Stock" means the shares of Class A common stock, par value
$.01 per share, of Dal-Tile and, subject to Section 2.5, any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

          (f) "Date of Grant" means the date as of which an Option is granted by the Committee under an Agreement.

          (g) "Fair Market Value" per share as of a particular date means (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          (h) "Insider" means an insider as so defined for purposes of Section 16 of the 1934 Act.

          (i) "Option" means any incentive stock option or "nonqualified" stock option, both as described in Section 1.5, granted under the Plan.

          (j) "Optionee" means an employee of the Company who has been awarded any Option under this Plan.

          (k) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code section

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425(e) and (f), respectively. A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

          (l) "Plan" means this Dal-Tile International Inc. 1996 Amended and Restated Stock Option Plan.

          (m) "Termination With Cause," with respect to any Optionee, means termination by the Company of such Optionee's employment for: (i) misappropriation of corporate funds, (ii) conviction of a crime, (iii) willful violation of written directions of the Chief Executive Officer or the Board of Directors of the Company; or (iv) gross negligence and willful misconduct.

          (n) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     1.3  Administration.
          --------------

          (a) (i) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two members of the Board and which shall have the power of the Board to authorize awards under the Plan. At all times during which Dal-Tile and its Insiders are subject to the requirements of Section 16 of the 1934 Act, all members of the Committee shall be "disinterested persons" or "Non-Employee Directors" as described in Rule 16b-3 of the 1934 Act. From and after Dal-Tile's first stockholder meeting at which directors are elected in the year 2,000, all members of the Committee shall be "outside directors" for purposes of Section 162(m) of the Code. The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

          (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission

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and reconcile any inconsistency in the Plan and (vi) to grant Options on such terms, not inconsistent with the Plan, as it shall determine.

          (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

          (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

          (e) Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

        1.4  Persons Eligible for Awards.  Awards under the Plan may be made
             ---------------------------
from time to time to such key employees of the Company as the Committee shall in its sole discretion select, provided, however, that subject to Section 3.4, the Committee may not award Options to any such employee with respect to more than 25,000 shares of Common Stock in any fiscal year during the term of the Plan.

        1.5  Types of Awards Under the Plan.  Awards may be made under the
             ------------------------------
Plan in the form of (a) stock options which may, in the Committee's discretion, be granted either as (i) "nonqualified" stock options subject to the provisions of section 83 of the Code or (ii) "incentive stock options" described in section 422 of the Code, all as more fully set forth in Article 2.

        1.6  Shares Available for Awards.
             ---------------------------
          (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Options may be outstanding under the Plan shall be equal to the excess (if any) of (i) 435,714 shares over (ii) the sum of (A) the number of shares subject to outstanding Options granted under the Plan and (B) the number of shares previously

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transferred pursuant to the exercise of Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, but subject to the requirements of Rule 16b-3 of the 1934 Act, if applicable, shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

          (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

          (c) Without limiting the generality of the preceding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

          1.7  Option Price.  The exercise price of each Option shall not be
               ------------
less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option as of the Date of Grant.

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                                   ARTICLE 2
                                 STOCK OPTIONS

          2.1  Agreements Evidencing Stock Options.
               ------------------------------------
          (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and, in the case of incentive stock options, of section 422 of the Code, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of such Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Option as the Committee may in its sole discretion determine. By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

          (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

          (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to Investors upon exercise of the Option evidenced thereby, subject to adjustment by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

          (d) An Option granted under this Plan shall be an incentive stock option only if the relevant Agreement by its terms (i) expressly sets forth the rules described in Sections 2.8 and 2.9 hereof, and (ii) expressly states that it is intended to qualify as an incentive stock option. Any Option granted under this Plan which does not satisfy the foregoing requirements of this
Section 2.1(d) is intended to be a nonqualified

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stock option subject to the provisions of section 83 of the Code, and is intended not to qualify for incentive stock option treatment under section 422 of the Code.

          2.2  Term of Options.
               ---------------

             (a) Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, and any vesting provisions applicable to the Option, such terms to be determined by the Committee in its discretion; provided that, notwithstanding the foregoing or any other provision of the Plan, no Agreement shall permit an incentive stock option to be exercisable more than 10 years after the date of grant.

             (b) Each Agreement shall set forth such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

          2.3  Exercise of Options.  Subject to the provisions of this Article
               -------------------
2, each Option granted under the Plan shall be exercisable as follows:

          (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement may provide.

          (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.

          (c) An Option shall be exercised by the filing of a written notice of exercise with Dal-Tile, on such form and in such manner as the Committee shall in its sole discretion prescribe.

          (d) Any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Such payment shall be made by certified or official bank check payable to Dal-Tile (or the equivalent thereof, including shares of Common Stock, acceptable to the Committee). As

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soon as practicable after receipt of such payment, Dal-Tile shall deliver to the
Optionee a certificate or certificates for the shares of Common Stock so purchased.

          2.4  Termination of Options.
               ----------------------
               (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement may otherwise provide and as set forth in Section 2.4(b) and
Section 2.4(d), all incentive stock options and "nonqualified" stock options granted to an Optionee (and already vested but not yet exercised) shall terminate on the earliest to occur of the date which is 45 days after termination of his employment with the Company for any reason (other than death, disability or retirement at or after the Optionee's sixty-fifth birthday or at such earlier retirement age as may be approved by the Committee (one year after termination because of disability in the case of incentive stock options)).

               (b) Notwithstanding anything to the contrary in this Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

               (c) Unless the applicable Agreement expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

                                                              CUMULATIVE
                                                              PERCENTAGE OF
          VESTING DATE                                        TOTAL SHARES
                                                              ------------

          On the date of the applicable Agreement                25%
          On the first anniversary of the date of
          the Agreement                                          50%
          On the second anniversary of the date of
          the Agreement                                          75%
          On the third anniversary of the date of
          the Agreement                                         100%

The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement, and may provide different vesting schedules in different

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Agreements in its sole discretion. Except as set forth in an Agreement, in the event that an Optionee's employment with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section 2.4(c), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.

          2.5 Unless otherwise determined by the Committee coincident with the grant of an Option or subsequently, in the event of a Transaction which occurs after an initial public offering of a class of common stock of Dal-Tile pursuant to an effective registration statement (and which does not also constitute a Non-Control Transaction (as hereinafter defined)), each Optionee shall be entitled to receive in respect of each share of Common Stock subject to his Options (whether or not vested), upon exercise, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of each share. In the event of a Non-Control Transaction, each Optionee shall be entitled to receive in respect of each share of Common Stock subject to his Options, upon exercise of such Options after the vesting thereof, the same kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Non-Control Transaction in respect of a share. Unless otherwise determined by the Committee, Options will not automatically vest upon the occurrence of a Non-Control Transaction.

          "Transaction" means (i) the approval by stockholders of the liquidation or dissolution of the Company, (ii) a sale or other disposition of 80% or more of the outstanding voting stock of the Company, or (iii) the merger or consolidation of the Company with or into any entity. "Non-Control Transaction" means (i) a merger or consolidation in which the Company is the surviving corporation and the shares of its outstanding Common Stock are not changed into other securities or property pursuant to such merger or consolidation, (ii) a merger or consolidation with an affiliate of the


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Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such merger or consolidation will own a majority of the outstanding shares of voting stock of the surviving corporation, or (iii) a sale or other disposition of capital stock of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock of the Company immediately prior to such sale will own a majority of the outstanding shares of voting stock of the purchasing entity. Notwithstanding anything in the Plan, the proposed merger of DTI Merger Company with and into Dal-Tile (the "Merger"), pursuant to which Dal-Tile is the surviving corporation, shall not affect the operation of the Plan in any manner whatsoever, and, in particular, shall not be or be deemed to be a Transaction and immediately subsequent to the Merger each Option shall continue to be exercisable for Class A common stock, par value $.01 per share, of Dal-Tile.

          2.6  Rule 16b-3.  Notwithstanding anything in the Plan to the
               -----------
contrary, the Plan shall be administered, and Options shall be granted and exercised, in accordance with the 1934 Act and, specifically, Rule 16b-3 thereof.

          2.7  $100,000 Limitation on Annual Vesting of Incentive Stock Options.
               -----------------------------------------------------------------

               (a) Subject to the further provisions of this Section 2.7, to the extent that the aggregate fair market value of stock with respect to which incentive stock options (determined without regard to the provisions of this Section 2.7) are exercisable for the first time by any Optionee during any calendar year (under all plans of the Optionee's employer corporation and its parent and subsidiary corporations) exceeds $100,000 (or such limitation as set forth in Section 422 of the Code as may be amended from time to time), such Options shall be treated as Options that are "nonqualified" stock options.

               (b) For purposes of Section 2.7(a), which shall be applied by taking options into account in the order in which they were granted, the Fair Market

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Value of any stock shall be determined as of the time the Option with respect to such stock is granted.

               (c) In applying the provisions of Section 2.7(a), there shall be taken into account solely (i) incentive stock options granted to an Optionee under this Plan, and (ii) incentive stock options granted to the Optionee after December 31, 1986 under all other stock option plans of his employer corporation, and its parent or subsidiary corporations.

               (d) The foregoing provisions of this Section 2.7 shall in no way limit or restrict the aggregate fair market value of the stock which may be acquired in any calendar year upon the exercise of "nonqualified" stock options granted under the Plan or under any other stock option plan of the Optionee's employer corporation, or its parent or subsidiary corporations.

          2.8  Special Rules for 10% Stockholders.  Notwithstanding any
               ----------------------------------
provisions to the contrary, an incentive stock option may not be granted under this Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422 of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject to the incentive stock option and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date such incentive stock option is granted.

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                                   ARTICLE 3
                                 MISCELLANEOUS

          3.1  Amendment of the Plan;
               Modification of Awards.
               ----------------------

               (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made, provided, further, that an amendment which
                                    --------  -------
requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

               (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

          3.2  Nonassignability.  No right granted to any Optionee under the
               ----------------
Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. During the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

          3.3  Withholding of Taxes.
               --------------------

               (a) The Company shall be entitled to withhold from any payments to an Optionee an amount sufficient to satisfy any federal, state and other governmental tax required to be withheld in connection with the exercise of an Option. Whenever

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under the Plan shares of Common Stock are to be delivered upon exercise of an
Option, Dal-Tile shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto.

            (b)  Disposition of Incentive Stock Options.  If an Optionee makes a
                 ---------------------------------------
disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Optionee pursuant to the exercise of an Option granted as an Incentive Stock Option within the two-year period commencing on the date after the Date of Grant or within the one-year period commencing on the date after the date of transfer of such share or shares of Common Stock to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify Dal-Tile thereof, by delivery of written notice to Dal-Tile at its principal executive office.

          3.4  Adjustments Upon Changes in Capitalization.  If and to the extent
               ------------------------------------------
specified by the Committee, the number of shares of Common Stock or other stock or securities which may be issued pursuant to the exercise of Options granted under the Plan in the aggregate to any Optionee and the exercise price of Options may be appropriately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by Dal-Tile; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

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          3.5  Right of Discharge Reserved.  Nothing in this Plan or in any
               ---------------------------
Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

          3.6  No Rights as a Stockholder.  No Optionee or other person holding
               --------------------------
an Option shall have any of the rights of a stockholder of Dal-Tile with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          3.7  Nature of Payments.
               ------------------

               (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company.

               (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the Optionee.

          3.8  Non-Uniform Determinations.
               --------------------------

               The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-

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uniform and selective Agreements, as to (i) the persons to receive awards under the Plan, and (ii) the terms and provisions of awards under the Plan.

          3.9  Other Payments or Awards.  Nothing contained in the Plan shall be
               ------------------------
deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          3.10  Restrictions.
                ------------

                (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

                (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

          3.11  Section Headings.  The section headings contained herein are for
                ----------------
the purposes of convenience only and are not intended to define or limit the contents of said sections.

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          3.12  Interpretation.  Unless expressly stated in the relevant
                ---------------
Agreement, each Option is intended to be performance-based compensation within the meaning of Section 162(m)(4)(c) and the Committee shall interpret the Plan accordingly.

          3.13  Effective Date and Term of Plan.
                -------------------------------
                (a) The 1996 Amended and Restated Stock Option Plan was approved by the Board and stockholders of Dal-Tile and is effective as of August 8, 1996.

                (b) The Plan shall terminate 10 years after its adoption by the Board, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

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